UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A
(Amendment No. 1)

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 5, 2020

Netcapital Inc.
(Exact name of registrant as specified in its charter)

Utah	000-55036	87-0409951
(State or other jurisdiction of incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

State Street Financial Center, One Lincoln Street, Boston, Massachusetts 02111
(Address of principal executive offices) (Zip Code)

781-925-1700
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company [ ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [ ]

Explanatory Note

On November 5, 2020, Netcapital Inc. (“Netcapital”) filed a current report on Form 8-K (the “Original Filing”) in connection with Netcapital’s merger agreement with Netcapital Funding Portal Inc. (“Portal”). This Current Report on Form 8-K/A (Amendment No. 1) amends and supplements the Original Filing to provide the required Item 9.01(a) Financial Statements of Businesses Acquired and the required Item 9.01(b) Pro Forma Financial Information for the merger with Portal. This Current Report on Form 8-K/A should be read in connection with the Original Filing, which provides a more complete description of the transaction. Except as indicated above, all other information in the Original Filing remains unchanged.

Item 9.01 Financial Statements and Exhibits

(a) Financial Statements of Businesses Acquired.

The audited balance sheets of Portal as of December 31, 2019 and 2018, and the audited statements of operations, stockholders equity, and cash flows for the years ended December 31, 2019 and 2018, are filed as Exhibit 99.1 and incorporated herein by reference.

The unaudited balance sheet of Portal as of June 30, 2020 and 2019, and the unaudited statements of income, stockholders’ equity, and cash flows for the six months ended June 30, 2020 and 2019, are filed as Exhibit 99.2 and incorporated herein by reference.

(b) Pro Forma Financial Information.

The unaudited pro forma condensed combined statements of operations of Netcapital and Portal for the six months ended October 31, 2020 and for the year ended April 30, 2020, are filed as Exhibit 99.3 and incorporated herein by reference.

(d) Exhibits.

Exhibit No.	Description

99.1	The audited balance sheets of Portal as of December 31, 2019 and 2018, and the audited statements of operations, stockholders’ equity, and cash flows for the years ended December 31, 2019 and 2018.

99.2	The unaudited balance sheets of Portal as of June 30, 2020 and 2019, and the unaudited statements of operations, stockholders’ equity, and cash flows for the six months ended June 30, 2020 and 2019.

99.3	The unaudited pro forma condensed combined statements operations of Netcapital and Portal for the six months ended October 31, 2020 and for the year ended April 30, 2020.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Netcapital Inc.
(Registrant)

Date: October 1, 2021	/s/ Coreen Kraysler
Coreen Kraysler
Chief Financial Officer
Principal Accounting Officer